Plant Wansley	12 Months Ended
Dec. 31, 2022
Asset Retirement Obligation Disclosure [Abstract]
Plant Wansley

13. Plant Wansley:

In July 2022, the Georgia Public Service Commission approved Georgia Power’s 2022 integrated resource plan. This plan requested the decertification of coal-fired Plant Wansley, of which we own a 30% interest, by August 31, 2022. In accordance with the approved plan, Georgia Power retired Plant Wansley in August 2022. Beginning in 2021, we accelerated depreciation of the remaining plant in service assets associated with Plant Wansley based upon the August 2022 retirement date and created a regulatory asset to defer a portion of the accelerated depreciation expense. These deferred costs will be recovered through future rates over a period ending no later than December 31, 2040. The Georgia Public Service Commission also approved Georgia Power’s modified closure proposal for the ash pond at Plant Wansley. The proposal recommended closure by removing the ash from the coal ash pond for several site-specific reasons, including available capacity at an existing on-site landfill, the retirement of Plant Wansley, beneficial use of the coal ash, and managing construction and operational risks of the previous close in place design. The Georgia Environmental Protection Department must also approve the change in closure plans. At December 31, 2022, we recognized an additional $40,656,000 in liabilities related to the Wansley coal ash pond asset retirement obligation. We expect to periodically receive more refined estimates from Georgia Power regarding closure costs and the timing of expenditures.